                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                   03/12/2001

                       AAMES MORTGAGE TRUST, SERIES 2001-1
                            ACTUAL 02/15/01 BALANCES


ARM FLAG:                 Fixed Rate
INDEX CODE:               Fixed Rate

TOTAL ORIGINAL BALANCE:      104,373,092.26
TOTAL CURRENT BALANCE:       104,330,082.69

NUMBER OF LOANS:                      1,475

                            AVG/WAVG                 MIN            MAX
AVG CURRENT BALANCE:        $70,732.26           $9,956.10    $500,000.00
AVG ORIGINAL BALANCE:       $70,761.42          $10,000.00    $500,000.00
AVG COLLATERAL VALUE:      $111,509.28          $20,000.00    $792,000.00

WAVG GROSS COUPON:             10.8849%             7.4600        16.8750%
WAVG GROSS MARGIN:              6.5870%             5.0000         8.1250%
WAVG MAX INT RATE:             16.6149%            14.9900        19.9900%
WAVG MIN INT RATE:             10.6149%             8.9900        13.9900%
WAVG FIRST PER CAP:             3.0000%             3.0000         3.0000%
WAVG PERIODIC RATE CAP:         1.0000%             1.0000         1.0000%

WAVG COMBINED ORIG. LTV:         73.78%               9.90         100.00%

WAVG FICO SCORE:                594.05                0.00         787.00

WAVG ORIGINAL TERM:             330.86 months        60.00         360.00 months
WAVG REMAINING TERM:            330.34 months        60.00         360.00 months
WAVG SEASONING:                   0.51 months         0.00          13.00 months

WAVG RATE ADJ FREQ:               6.00 months         6.00           6.00 months
WAVG 1ST RATE ADJ FREQ:          36.00 months        36.00          36.00 months
WAVG MONTHS TO ROLL:             35.49 months        34.00          37.00 months

PREPAYMENT PENALTY BREAKDOWN ($): 71.29% Prepayment Penalty, 28.71%
                                  No Prepayment Penalty

TOP STATE CONCENTRATIONS ($): 20.45% California, 14.94% Texas, 7.15% New York MAXIMUM ZIP CODE CONCENTRATION ($): 0.71% 90805 (Lakewood, CA)

FIRST PAY DATE:                                Feb 01, 2000       Apr 01, 2001
NEXT DUE DATE:                                 Jan 01, 2001       May 01, 2001
RATE CHANGE DATE:                              NULL               NULL
MATURE DATE:                                   Feb 01, 2006       Mar 01, 2031

                                               CURRENT
                                            PRINCIPAL BAL       PCT($)         # OF LOANS          PCT(#)
PRODUCT:
FIXED RATE                                   104,330,082.69     100.00             1,475           100.00
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

CURRENT BALANCE:
   9,956 -  50,000                            21,888,097.61      20.98               638            43.25
  50,001 - 100,000                            39,839,023.98      38.19               568            38.51
 100,001 - 150,000                            20,163,923.29      19.33               165            11.19
 150,001 - 200,000                             9,977,320.92       9.56                57             3.86
 200,001 - 250,000                             6,320,005.94       6.06                28             1.90
 250,001 - 300,000                             2,424,462.47       2.32                 9             0.61
 300,001 - 350,000                             1,989,670.32       1.91                 6             0.41
 350,001 - 400,000                               776,800.00       0.74                 2             0.14
 450,001 - 500,000                               950,778.16       0.91                 2             0.14
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

GROSS COUPON:
  7.460 -  7.500                                  97,500.00       0.09                 1             0.07
  7.501 -  8.000                               1,185,668.14       1.14                10             0.68
  8.001 -  8.500                               2,040,590.11       1.96                20             1.36
  8.501 -  9.000                               6,565,180.57       6.29                59             4.00
  9.001 -  9.500                              10,591,025.05      10.15                95             6.44
  9.501 - 10.000                              18,066,800.56      17.32               192            13.02
 10.001 - 10.500                              11,873,438.19      11.38               155            10.51
 10.501 - 11.000                              13,673,925.04      13.11               182            12.34
 11.001 - 11.500                               9,750,132.72       9.35               147             9.97
 11.501 - 12.000                               8,937,329.39       8.57               163            11.05
 12.001 - 12.500                               5,345,257.67       5.12                92             6.24
 12.501 - 13.000                               5,872,750.08       5.63               117             7.93
 13.001 - 13.500                               4,089,605.75       3.92                82             5.56
 13.501 - 14.000                               3,005,612.68       2.88                72             4.88
 14.001 - 14.500                               1,605,938.41       1.54                42             2.85
 14.501 - 15.000                               1,427,868.01       1.37                40             2.71
 15.001 - 15.500                                 103,150.00       0.10                 3             0.20
 15.501 - 16.000                                  70,341.61       0.07                 2             0.14
 16.501 - 16.875                                  27,968.71       0.03                 1             0.07
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

GROSS MARGIN:
(less than or equal to) 5.000                     34,434.60       0.30                 1             0.91
  5.001 - 5.500                                  131,500.00       1.14                 2             1.82
  5.501 - 6.000                                  744,177.22       6.44                 8             7.27
  6.001 - 6.500                                1,843,720.46      15.96                19            17.27
  6.501 - 7.000                                8,209,214.18      71.05                75            68.18
  7.001 - 7.500                                  386,022.18       3.34                 3             2.73
  7.501 - 8.000                                   90,860.00       0.79                 1             0.91
  8.001 - 0.000                                  114,000.00       0.99                 1             0.91
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

MAX INT RATE:
(less than or equal to) 15.000                    78,457.03       0.68                 1             0.91
 15.001 - 15.500                                 462,537.76       4.00                 3             2.73
 15.501 - 16.000                                 744,359.20       6.44                 7             6.36
 16.001 - 16.500                               4,921,413.58      42.60                50            45.45
 16.501 - 17.000                               3,026,236.72      26.19                26            23.64
 17.001 - 17.500                               1,479,251.29      12.80                14            12.73
 17.501 - 18.000                                 544,214.27       4.71                 6             5.45
 18.001 - 18.500                                 206,598.79       1.79                 2             1.82
 19.501 -  0.000                                  90,860.00       0.79                 1             0.91
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

MIN INT RATE:
(less than or equal to) 9.000                     78,457.03       0.68                 1             0.91
  9.001 -  9.500                                 462,537.76       4.00                 3             2.73
  9.501 - 10.000                                 744,359.20       6.44                 7             6.36
 10.001 - 10.500                               4,921,413.58      42.60                50            45.45
 10.501 - 11.000                               3,026,236.72      26.19                26            23.64
 11.001 - 11.500                               1,479,251.29      12.80                14            12.73
 11.501 - 12.000                                 544,214.27       4.71                 6             5.45
 12.001 - 12.500                                 206,598.79       1.79                 2             1.82
 13.501 -  0.000                                  90,860.00       0.79                 1             0.91
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

INITIAL RATE CAP:
  3.000                                       11,553,928.64     100.00               110           100.00
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

SUBSEQUENT RATE CAP:
  1.000                                       11,553,928.64     100.00               110           100.00
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

NEXT ADJUSTMENT:
 DECEMBER 2003                                   114,271.86       0.99                 1             0.91
 FEBRUARY 2004                                 4,177,267.82      36.15                44            40.00
 JANUARY 2004                                  6,438,931.96      55.73                56            50.91
 MARCH 2004                                      823,457.00       7.13                 9             8.18
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

COMBINED ORIG. LTV:
   9.90 -  10.00                                  10,000.00       0.01                 1             0.07
  10.01 -  15.00                                  36,925.67       0.04                 2             0.14
  15.01 -  20.00                                 354,294.22       0.34                12             0.81
  20.01 -  25.00                                 450,217.77       0.43                10             0.68
  25.01 -  30.00                                 425,780.57       0.41                11             0.75
  30.01 -  35.00                                 627,616.08       0.60                17             1.15
  35.01 -  40.00                               1,312,887.28       1.26                31             2.10
  40.01 -  45.00                               1,114,005.97       1.07                20             1.36
  45.01 -  50.00                               2,030,564.38       1.95                40             2.71
  50.01 -  55.00                               1,950,820.98       1.87                30             2.03
  55.01 -  60.00                               4,462,565.14       4.28                70             4.75
  60.01 -  65.00                               6,889,560.04       6.60               113             7.66
  65.01 -  70.00                              11,230,505.00      10.76               174            11.80
  70.01 -  75.00                              19,593,493.14      18.78               269            18.24
  75.01 -  80.00                              37,308,351.77      35.76               433            29.36
  80.01 -  85.00                               6,880,638.06       6.60                88             5.97
  85.01 -  90.00                               7,179,323.46       6.88               100             6.78
  90.01 -  95.00                               1,569,992.60       1.50                27             1.83
  95.01 - 100.00                                 902,540.56       0.87                27             1.83
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

FICO:
(less than or equal to) 0                         41,656.20       0.04                 2             0.14
 451 - 500                                       661,559.95       0.63                10             0.68
 501 - 550                                    16,246,764.67      15.57               283            19.19
 551 - 600                                    40,832,806.48      39.14               567            38.44
 601 - 650                                    37,988,761.04      36.41               470            31.86
 651 - 700                                     6,560,001.52       6.29               110             7.46
 701 - 750                                     1,470,271.18       1.41                24             1.63
 751 - 787                                       528,261.65       0.51                 9             0.61
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

ORIGINAL TERM:
  60 -  60                                        85,000.00       0.08                 3             0.20
  97 - 108                                        90,000.00       0.09                 1             0.07
 109 - 120                                       691,880.14       0.66                23             1.56
 169 - 180                                    11,561,358.34      11.08               228            15.46
 229 - 240                                     6,208,515.09       5.95               146             9.90
 349 - 360                                    85,693,329.12      82.14             1,074            72.81
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

REMAINING TERM:
  60 -  60                                        85,000.00       0.08                 3             0.20
 103 - 108                                        90,000.00       0.09                 1             0.07
 115 - 120                                       691,880.14       0.66                23             1.56
 175 - 180                                    11,561,358.34      11.08               228            15.46
 223 - 228                                        11,856.20       0.01                 1             0.07
 229 - 234                                        69,242.30       0.07                 2             0.14
 235 - 240                                     6,127,416.59       5.87               143             9.69
 355 - 360                                    85,693,329.12      82.14             1,074            72.81
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

ORIG PREPAY TERM:
   0                                          29,956,689.86      28.71               496            33.63
  12                                           7,835,414.05       7.51                99             6.71
  24                                             284,904.21       0.27                 4             0.27
  36                                           8,307,516.26       7.96               132             8.95
  42                                             850,372.78       0.82                10             0.68
  60                                          57,095,185.53      54.73               734            49.76
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

DOCUMENTATION:
 FULL                                         88,170,675.17      84.51             1,283            86.98
 LIGHT                                         6,108,363.41       5.85                79             5.36
 STATED                                       10,051,044.11       9.63               113             7.66
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

CREDIT GRADE:
 A                                            11,761,055.29      11.27               168            11.39
 A+                                            1,592,173.12       1.53                23             1.56
 A-                                           35,750,600.43      34.27               421            28.54
 B                                            16,380,940.58      15.70               228            15.46
 B+                                           12,823,789.11      12.29               175            11.86
 B-                                            4,394,128.68       4.21                71             4.81
 C                                            11,192,590.01      10.73               199            13.49
 C+                                            4,820,348.43       4.62                80             5.42
 C-                                            3,375,700.02       3.24                66             4.47
 D                                             2,238,757.02       2.15                44             2.98
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

OCCUPANCY:
 NON-OWNER                                     7,756,288.91       7.43               134             9.08
 PRIMARY                                      95,897,441.30      91.92             1,332            90.31
 SECOND HOME                                     676,352.48       0.65                 9             0.61
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

PREPAYMENT FLAG:
 NO PREPAYMENT PENALTY                        29,956,689.86      28.71               496            33.63
 PREPAYMENT PENALTY                           74,373,392.83      71.29               979            66.37
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

CHANNEL:
 BROKER                                       15,679,595.42      15.03               211            14.31
 NATIONAL LOAN CENTER                         10,105,134.04       9.69               112             7.59
 RETAIL                                       78,026,431.88      74.79             1,148            77.83
 UNAFFILIATED ORIGINATOR                         518,921.35       0.50                 4             0.27
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

PROPERTY TYPE:
 CONDOMINIUM                                   2,117,148.56       2.03                35             2.37
 MANUFACTURED HOUSING                            289,436.17       0.28                 6             0.41
 SINGLE FAMILY                                94,142,986.60      90.24             1,342            90.98
 TWO-FOUR FAMILY                               7,780,511.36       7.46                92             6.24
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

LIEN POSITION:
 FIRST LIEN                                  101,069,608.90      96.87             1,363            92.41
 SECOND LIEN                                   3,260,473.79       3.13               112             7.59
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

STATE:
 ARIZONA                                       1,321,656.96       1.27                24             1.63
 ARKANSAS                                         76,271.72       0.07                 2             0.14
 CALIFORNIA                                   21,333,739.51      20.45               192            13.02
 COLORADO                                        553,487.94       0.53                 7             0.47
 CONNECTICUT                                     484,300.87       0.46                 6             0.41
 FLORIDA                                       6,406,171.00       6.14                91             6.17
 GEORGIA                                         854,670.33       0.82                12             0.81
 HAWAII                                          914,890.40       0.88                11             0.75
 IDAHO                                           578,925.46       0.55                10             0.68
 ILLINOIS                                      4,529,881.43       4.34                67             4.54
 INDIANA                                       1,769,033.89       1.70                31             2.10
 IOWA                                          2,000,899.29       1.92                41             2.78
 KANSAS                                          111,174.68       0.11                 3             0.20
 KENTUCKY                                        320,600.00       0.31                 6             0.41
 LOUISIANA                                       582,618.23       0.56                11             0.75
 MAINE                                            80,000.00       0.08                 1             0.07
 MARYLAND                                        476,453.10       0.46                 7             0.47
 MASSACHUSETTS                                 1,085,726.64       1.04                 9             0.61
 MICHIGAN                                      6,478,957.83       6.21               109             7.39
 MINNESOTA                                       897,038.02       0.86                14             0.95
 MISSISSIPPI                                     521,948.48       0.50                 8             0.54
 MISSOURI                                      2,436,893.29       2.34                53             3.59
 MONTANA                                         607,496.61       0.58                 4             0.27
 NEBRASKA                                        146,295.59       0.14                 4             0.27
 NEVADA                                        2,890,757.25       2.77                41             2.78
 NEW HAMPSHIRE                                   153,600.00       0.15                 1             0.07
 NEW JERSEY                                    1,531,189.09       1.47                19             1.29
 NEW MEXICO                                       50,500.00       0.05                 1             0.07
 NEW YORK                                      7,460,414.05       7.15                95             6.44
 NORTH CAROLINA                                1,177,418.15       1.13                20             1.36
 OHIO                                          6,302,584.82       6.04               107             7.25
 OKLAHOMA                                      2,647,609.14       2.54                48             3.25

 OREGON                                        1,364,791.20       1.31                16             1.08
 PENNSYLVANIA                                  3,854,628.97       3.69                65             4.41
 RHODE ISLAND                                    375,000.00       0.36                 4             0.27
 SOUTH CAROLINA                                  431,072.59       0.41                 5             0.34
 SOUTH DAKOTA                                     44,886.34       0.04                 1             0.07
 TENNESSEE                                     1,949,836.52       1.87                39             2.64
 TEXAS                                        15,583,700.92      14.94               238            16.14
 UTAH                                            770,856.21       0.74                10             0.68
 VIRGINIA                                        777,255.45       0.74                 9             0.61
 WASHINGTON                                    1,798,028.29       1.72                22             1.49
 WEST VIRGINIA                                   107,467.98       0.10                 2             0.14
 WISCONSIN                                       393,387.76       0.38                 8             0.54
 WYOMING                                          95,966.69       0.09                 1             0.07
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

BASE CASE MI:
 HAS MI                                        1,472,394.71       1.41                18             1.22
 NO MI                                       102,857,687.98      98.59             1,457            98.78
----------------------------------------------------------------------------------------------------------
TOTAL                                        104,330,082.69     100.00             1,475           100.00
==========================================================================================================

THE INFORMATION CONTAINED HEREIN HAS BEEN PREPARED SOLELY FOR THE USE OF GREENWICH CAPITAL MARKETS, INC. AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY GREENWICH CAPITAL MARKETS, INC. ACCORDINGLY, GREENWICH CAPITAL MARKETS, INC. MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF ANY KIND AND EXPRESSLY DISCLAIMS ALL LIABILITY FOR ANY USE OR MISUSE OF THE CONTENTS HEREOF. GREENWICH CAPITAL MARKETS, INC. ASSUMES NO RESPONSIBILITY FOR THE ACCURACY OF ANY MATERIAL CONTAINED HEREIN.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                   03/12/2001

                       AAMES MORTGAGE TRUST, SERIES 2001-1
                            ACTUAL 02/15/01 BALANCES


ARM FLAG:                  ARM
INDEX CODE:                6 Mo LIBOR

TOTAL ORIGINAL BALANCE:       11,556,413.00
TOTAL CURRENT BALANCE:        11,553,928.64

NUMBER OF LOANS:                        110

                             AVG/WAVG               MIN            MAX
AVG CURRENT BALANCE:       $105,035.71          $27,739.82    $386,111.98
AVG ORIGINAL BALANCE:      $105,058.30          $27,750.00    $386,250.00
AVG COLLATERAL VALUE:      $124,826.78          $33,000.00    $515,000.00

WAVG GROSS COUPON:             10.6149%             8.9900        13.9900%
WAVG GROSS MARGIN:              6.5870%             5.0000         8.1250%
WAVG MAX INT RATE:             16.6149%            14.9900        19.9900%
WAVG MIN INT RATE:             10.6149%             8.9900        13.9900%
WAVG FIRST PER CAP:             3.0000%             3.0000         3.0000%
WAVG PERIODIC RATE CAP:         1.0000%             1.0000         1.0000%

WAVG COMBINED ORIG. LTV:         85.58%              65.00          95.00%

WAVG FICO SCORE:                610.61              503.00         739.00

WAVG ORIGINAL TERM:             360.00 months       360.00         360.00 months
WAVG REMAINING TERM:            359.42 months       358.00         360.00 months
WAVG SEASONING:                   0.58 months         0.00           2.00 months

WAVG RATE ADJ FREQ:               6.00 months         6.00           6.00 months
WAVG 1ST RATE ADJ FREQ:          36.00 months        36.00          36.00 months
WAVG MONTHS TO ROLL:             35.49 months        34.00          37.00 months

PREPAYMENT PENALTY BREAKDOWN ($): 95.10% Prepayment Penalty, 4.90% No Prepayment
                                  Penalty

TOP STATE CONCENTRATIONS ($): 52.90% Florida, 12.27% California, 4.31%
                              Washington
MAXIMUM ZIP CODE CONCENTRATION ($): 3.64% 33312 (Dania, FL)

FIRST PAY DATE:                                 Jan 01, 2001     Apr 01, 2001
NEXT DUE DATE:                                  Feb 01, 2001     Apr 01, 2001
RATE CHANGE DATE:                               Dec 01, 2003     Mar 01, 2004
MATURE DATE:                                    Dec 01, 2030     Mar 01, 2031

                                                CURRENT
                                              PRINCIPAL BAL     PCT($)           # OF LOANS        PCT(#)
PRODUCT:
 3/27 6 MONTH LIBOR ARM                       11,553,928.64     100.00               110           100.00
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

CURRENT BALANCE:
  27,740 -  50,000                               495,506.49       4.29                13            11.82
  50,001 - 100,000                             4,135,280.60      35.79                54            49.09
 100,001 - 150,000                             3,080,351.88      26.66                25            22.73
 150,001 - 200,000                             2,088,908.63      18.08                12            10.91
 200,001 - 250,000                               704,611.62       6.10                 3             2.73
 300,001 - 350,000                               663,157.44       5.74                 2             1.82
 350,001 - 386,112                               386,111.98       3.34                 1             0.91
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

GROSS COUPON:
  8.990 -  9.000                                  78,457.03       0.68                 1             0.91
  9.001 -  9.500                                 462,537.76       4.00                 3             2.73
  9.501 - 10.000                                 744,359.20       6.44                 7             6.36
 10.001 - 10.500                               4,921,413.58      42.60                50            45.45
 10.501 - 11.000                               3,026,236.72      26.19                26            23.64
 11.001 - 11.500                               1,479,251.29      12.80                14            12.73
 11.501 - 12.000                                 544,214.27       4.71                 6             5.45
 12.001 - 12.500                                 206,598.79       1.79                 2             1.82
 13.501 - 13.990                                  90,860.00       0.79                 1             0.91
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

GROSS MARGIN:
(less than or equal to) 5.000                     34,434.60       0.30                 1             0.91
  5.001 - 5.500                                  131,500.00       1.14                 2             1.82
  5.501 - 6.000                                  744,177.22       6.44                 8             7.27
  6.001 - 6.500                                1,843,720.46      15.96                19            17.27
  6.501 - 7.000                                8,209,214.18      71.05                75            68.18
  7.001 - 7.500                                  386,022.18       3.34                 3             2.73
  7.501 - 8.000                                   90,860.00       0.79                 1             0.91
  8.001 - 8.125                                  114,000.00       0.99                 1             0.91
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

MAX INT RATE:
(less than or equal to) 15.000                    78,457.03       0.68                 1             0.91
 15.001 - 15.500                                 462,537.76       4.00                 3             2.73
 15.501 - 16.000                                 744,359.20       6.44                 7             6.36
 16.001 - 16.500                               4,921,413.58      42.60                50            45.45
 16.501 - 17.000                               3,026,236.72      26.19                26            23.64
 17.001 - 17.500                               1,479,251.29      12.80                14            12.73
 17.501 - 18.000                                 544,214.27       4.71                 6             5.45
 18.001 - 18.500                                 206,598.79       1.79                 2             1.82
 19.501 - 19.990                                  90,860.00       0.79                 1             0.91
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

MIN INT RATE:
(less than or equal to) 9.000                     78,457.03       0.68                 1             0.91
  9.001 -  9.500                                 462,537.76       4.00                 3             2.73
  9.501 - 10.000                                 744,359.20       6.44                 7             6.36
 10.001 - 10.500                               4,921,413.58      42.60                50            45.45
 10.501 - 11.000                               3,026,236.72      26.19                26            23.64
 11.001 - 11.500                               1,479,251.29      12.80                14            12.73
 11.501 - 12.000                                 544,214.27       4.71                 6             5.45
 12.001 - 12.500                                 206,598.79       1.79                 2             1.82
 13.501 - 13.990                                  90,860.00       0.79                 1             0.91
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

INITIAL RATE CAP:
  3.000                                       11,553,928.64     100.00               110           100.00
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

SUBSEQUENT RATE CAP:
  1.000                                       11,553,928.64     100.00               110           100.00
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

NEXT ADJUSTMENT:
 DECEMBER 2003                                   114,271.86       0.99                 1             0.91
 FEBRUARY 2004                                 4,177,267.82      36.15                44            40.00
 JANUARY 2004                                  6,438,931.96      55.73                56            50.91
 MARCH 2004                                      823,457.00       7.13                 9             8.18
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

COMBINED ORIG. LTV:
  65.00 - 65.00                                  190,450.00       1.65                 2             1.82
  65.01 - 70.00                                1,057,002.87       9.15                10             9.09
  70.01 - 75.00                                2,609,154.73      22.58                22            20.00
  75.01 - 80.00                                  868,181.61       7.51                 8             7.27
  85.01 - 90.00                                1,182,917.02      10.24                10             9.09
  90.01 - 95.00                                5,646,222.41      48.87                58            52.73
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

FICO:
 503 - 550                                     1,184,408.18      10.25                 9             8.18
 551 - 600                                     3,253,857.24      28.16                30            27.27
 601 - 650                                     5,110,050.13      44.23                52            47.27
 651 - 700                                     1,108,010.31       9.59                11            10.00
 701 - 739                                       897,602.78       7.77                 8             7.27
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

ORIGINAL TERM:
 360 - 360                                    11,553,928.64     100.00               110           100.00
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

REMAINING TERM:
 358 - 360                                    11,553,928.64     100.00               110           100.00
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

ORIG PREPAY TERM:
   0                                             566,473.94       4.90                 5             4.55
  12                                             117,759.79       1.02                 1             0.91
  24                                             245,000.00       2.12                 1             0.91
  36                                          10,191,744.25      88.21                96            87.27
  60                                             432,950.66       3.75                 7             6.36
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

DOCUMENTATION:
 FULL                                          9,918,876.69      85.85                95            86.36
 LIGHT                                            78,347.84       0.68                 1             0.91
 STATED                                        1,556,704.11      13.47                14            12.73
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

CREDIT GRADE:
 A                                             6,692,327.82      57.92                68            61.82
 A+                                              350,967.32       3.04                 3             2.73
 A-                                            1,344,814.66      11.64                14            12.73
 B                                               826,251.73       7.15                 8             7.27
 B+                                              231,513.23       2.00                 3             2.73
 B-                                              599,044.72       5.18                 5             4.55
 C                                               842,397.18       7.29                 5             4.55
 C+                                              552,611.98       4.78                 3             2.73
 C-                                              114,000.00       0.99                 1             0.91
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

OCCUPANCY:
 NON-OWNER                                     1,035,012.94       8.96                12            10.91
 PRIMARY                                      10,518,915.70      91.04                98            89.09
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

PREPAYMENT FLAG:
 NO PREPAYMENT PENALTY                           566,473.94       4.90                 5             4.55
 PREPAYMENT PENALTY                           10,987,454.70      95.10               105            95.45
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

CHANNEL:
 BROKER                                        8,447,431.43      73.11                87            79.09
 RETAIL                                        2,971,545.03      25.72                22            20.00
 UNAFFILIATED ORIGINATOR                         134,952.18       1.17                 1             0.91
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

PROPERTY TYPE:
 CONDOMINIUM                                   1,802,953.10      15.60                24            21.82
 SINGLE FAMILY                                 8,755,689.46      75.78                77            70.00
 TWO-FOUR FAMILY                                 995,286.08       8.61                 9             8.18
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

LIEN POSITION:
 FIRST LIEN                                   11,553,928.64     100.00               110           100.00
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

STATE:
 CALIFORNIA                                    1,417,420.15      12.27                 6             5.45
 CONNECTICUT                                     181,259.43       1.57                 2             1.82
 FLORIDA                                       6,112,160.04      52.90                61            55.45
 GEORGIA                                         171,900.00       1.49                 2             1.82
 ILLINOIS                                        349,947.96       3.03                 4             3.64
 INDIANA                                         209,971.43       1.82                 3             2.73
 LOUISIANA                                        62,621.54       0.54                 1             0.91
 MARYLAND                                         36,375.00       0.31                 1             0.91
 MASSACHUSETTS                                   331,665.20       2.87                 2             1.82
 MICHIGAN                                        210,239.74       1.82                 3             2.73
 MINNESOTA                                       119,239.82       1.03                 2             1.82
 MISSISSIPPI                                      60,000.00       0.52                 1             0.91
 MISSOURI                                        183,458.79       1.59                 2             1.82
 MONTANA                                         178,549.46       1.55                 1             0.91
 NEVADA                                          116,479.60       1.01                 1             0.91
 NORTH CAROLINA                                  114,000.00       0.99                 1             0.91
 OHIO                                            323,014.27       2.80                 3             2.73
 OREGON                                           78,457.03       0.68                 1             0.91
 PENNSYLVANIA                                     38,400.00       0.33                 1             0.91
 TENNESSEE                                       321,250.00       2.78                 2             1.82
 TEXAS                                           439,459.46       3.80                 7             6.36
 WASHINGTON                                      498,059.72       4.31                 3             2.73
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

BASE CASE MI:
 HAS MI                                        6,829,139.43      59.11                68            61.82
 NO MI                                         4,724,789.21      40.89                42            38.18
----------------------------------------------------------------------------------------------------------
TOTAL                                         11,553,928.64     100.00               110           100.00
==========================================================================================================

THE INFORMATION CONTAINED HEREIN HAS BEEN PREPARED SOLELY FOR THE USE OF GREENWICH CAPITAL MARKETS, INC. AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY GREENWICH CAPITAL MARKETS, INC. ACCORDINGLY, GREENWICH CAPITAL MARKETS, INC. MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF ANY KIND AND EXPRESSLY DISCLAIMS ALL LIABILITY FOR ANY USE OR MISUSE OF THE CONTENTS HEREOF. GREENWICH CAPITAL MARKETS, INC. ASSUMES NO RESPONSIBILITY FOR THE ACCURACY OF ANY MATERIAL CONTAINED HEREIN.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                   03/12/2001

                       AAMES MORTGAGE TRUST, SERIES 2001-1
                            ACTUAL 02/15/01 BALANCES


ARM FLAG:                 ARM& Fixed Rate
INDEX CODE:               6 Mo LIBOR& Fixed Rate

TOTAL ORIGINAL BALANCE:      8,303,090.00
TOTAL CURRENT BALANCE:       8,301,534.14

NUMBER OF LOANS:                       86

                              AVG/WAVG              MIN            MAX
AVG CURRENT BALANCE:         $96,529.47         $26,106.27    $342,000.00
AVG ORIGINAL BALANCE:        $96,547.56         $26,125.00    $342,000.00
AVG COLLATERAL VALUE:       $102,545.88         $27,500.00    $380,000.00

WAVG GROSS COUPON:              10.8117%            9.5000        12.7800%
WAVG GROSS MARGIN:               6.6531%            6.2500         6.8800%
WAVG MAX INT RATE:              16.6631%           15.5000        18.0500%
WAVG MIN INT RATE:              10.6631%            9.5000        12.0500%
WAVG FIRST PER CAP:              3.0000%            3.0000         3.0000%
WAVG PERIODIC RATE CAP:          1.0000%            1.0000         1.0000%

WAVG COMBINED ORIG. LTV:          94.19%             90.00          97.00%

WAVG FICO SCORE:                 635.02             575.00         753.00

WAVG ORIGINAL TERM:              358.66 months      180.00         360.00 months
WAVG REMAINING TERM:             358.17 months      179.00         360.00 months
WAVG SEASONING:                    0.49 months        0.00           1.00 months

WAVG RATE ADJ FREQ:                6.00 months        6.00           6.00 months
WAVG 1ST RATE ADJ FREQ:           36.00 months       36.00          36.00 months
WAVG MONTHS TO ROLL:              35.61 months       35.00          37.00 months

PREPAYMENT PENALTY BREAKDOWN ($): 94.93% Prepayment Penalty, 5.07% No Prepayment
                                  Penalty

TOP STATE CONCENTRATIONS ($): 75.51% Florida, 4.80% Texas, 3.65% Illinois MAXIMUM ZIP CODE CONCENTRATION ($): 5.06% 33312 (Dania, FL)

FIRST PAY DATE:                                 Feb 01, 2001     Apr 01, 2001
NEXT DUE DATE:                                  Feb 01, 2001     May 01, 2001
RATE CHANGE DATE:                               Jan 01, 2004     Mar 01, 2004
MATURE DATE:                                    Jan 01, 2016     Mar 01, 2031

                                                  CURRENT
                                               PRINCIPAL BAL     PCT($)          # OF LOANS        PCT(#)
PRODUCT:
 3/27 6 MONTH LIBOR ARM                        6,829,139.43      82.26                68            79.07
 FIXED RATE                                    1,472,394.71      17.74                18            20.93
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

CURRENT BALANCE:
  26,106 -  50,000                               461,323.18       5.56                12            13.95
  50,001 - 100,000                             3,349,527.11      40.35                43            50.00
 100,001 - 150,000                             2,423,474.18      29.19                20            23.26
 150,001 - 200,000                             1,512,494.47      18.22                 9            10.47
 200,001 - 250,000                               212,715.20       2.56                 1             1.16
 300,001 - 342,000                               342,000.00       4.12                 1             1.16
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

GROSS COUPON:
  9.500 -  9.500                                 107,825.00       1.30                 1             1.16
  9.501 - 10.000                                 209,000.00       2.52                 2             2.33
 10.001 - 10.500                               3,714,688.68      44.75                38            44.19
 10.501 - 11.000                               1,447,213.58      17.43                14            16.28
 11.001 - 11.500                               1,412,985.95      17.02                14            16.28
 11.501 - 12.000                                 970,116.17      11.69                11            12.79
 12.001 - 12.500                                 258,298.37       3.11                 5             5.81
 12.501 - 12.780                                 181,406.39       2.19                 1             1.16
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

GROSS MARGIN:
  0.000 - 6.500                                   67,422.49       0.99                 1             1.47
  6.501 - 6.880                                6,761,716.94      99.01                67            98.53
----------------------------------------------------------------------------------------------------------
TOTAL                                          6,829,139.43     100.00                68           100.00
==========================================================================================================

MAX INT RATE:
  0.000 - 15.500                                 107,825.00       1.58                 1             1.47
 15.501 - 16.000                                  83,600.00       1.22                 1             1.47
 16.001 - 16.500                               3,604,488.68      52.78                37            54.41
 16.501 - 17.000                               1,280,963.58      18.76                12            17.65
 17.001 - 17.500                               1,153,849.11      16.90                11            16.18
 17.501 - 18.000                                 505,814.27       7.41                 5             7.35
 18.001 - 18.050                                  92,598.79       1.36                 1             1.47
----------------------------------------------------------------------------------------------------------
TOTAL                                          6,829,139.43     100.00                68           100.00
==========================================================================================================

MIN INT RATE:
  0.000 -  9.500                                 107,825.00       1.58                 1             1.47
  9.501 - 10.000                                  83,600.00       1.22                 1             1.47
 10.001 - 10.500                               3,604,488.68      52.78                37            54.41
 10.501 - 11.000                               1,280,963.58      18.76                12            17.65
 11.001 - 11.500                               1,153,849.11      16.90                11            16.18
 11.501 - 12.000                                 505,814.27       7.41                 5             7.35
 12.001 - 12.050                                  92,598.79       1.36                 1             1.47
----------------------------------------------------------------------------------------------------------
TOTAL                                          6,829,139.43     100.00                68           100.00
==========================================================================================================

INITIAL RATE CAP:
  3.000                                        6,829,139.43      59.11                68            61.82
----------------------------------------------------------------------------------------------------------
TOTAL                                          6,829,139.43     100.00                68           100.00
==========================================================================================================

SUBSEQUENT RATE CAP:
  1.000                                        6,829,139.43      59.11                68            61.82
----------------------------------------------------------------------------------------------------------
TOTAL                                          6,829,139.43     100.00                68           100.00
==========================================================================================================

NEXT ADJUSTMENT:
 FEBRUARY 2004                                 2,536,092.00      37.14                25            36.76
 JANUARY 2004                                  3,469,590.43      50.81                34            50.00
 MARCH 2004                                      823,457.00      12.06                 9            13.24
----------------------------------------------------------------------------------------------------------
TOTAL                                          6,829,139.43     100.00                68           100.00
==========================================================================================================

COMBINED ORIG. LTV:
  90.00 - 90.00                                1,381,817.02      16.65                12            13.95
  90.01 - 95.00                                6,827,567.12      82.24                73            84.88
  95.01 - 97.00                                   92,150.00       1.11                 1             1.16
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

FICO:
 575 - 600                                     1,430,246.29      17.23                15            17.44
 601 - 650                                     4,665,149.22      56.20                49            56.98
 651 - 700                                     1,251,314.02      15.07                13            15.12
 701 - 750                                       904,962.96      10.90                 8             9.30
 751 - 753                                        49,861.65       0.60                 1             1.16
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

ORIGINAL TERM:
 180 - 180                                        61,625.57       0.74                 1             1.16
 349 - 360                                     8,239,908.57      99.26                85            98.84
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

REMAINING TERM:
 179 - 180                                        61,625.57       0.74                 1             1.16
 355 - 360                                     8,239,908.57      99.26                85            98.84
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

ORIG PREPAY TERM:
   0                                             420,850.99       5.07                 5             5.81
  12                                             117,759.79       1.42                 1             1.16
  36                                           6,533,123.47      78.70                64            74.42
  60                                           1,229,799.89      14.81                16            18.60
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

DOCUMENTATION:
 FULL                                          7,582,418.98      91.34                81            94.19
 LIGHT                                            78,347.84       0.94                 1             1.16
 STATED                                          640,767.32       7.72                 4             4.65
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

CREDIT GRADE:
 A                                             7,491,943.70      90.25                77            89.53
 A+                                              386,067.32       4.65                 4             4.65
 A-                                              423,523.12       5.10                 5             5.81
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

OCCUPANCY:
 NON-OWNER                                       494,523.12       5.96                 6             6.98
 PRIMARY                                       7,807,011.02      94.04                80            93.02
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

PREPAYMENT FLAG:
 NO PREPAYMENT PENALTY                           420,850.99       5.07                 5             5.81
 PREPAYMENT PENALTY                            7,880,683.15      94.93                81            94.19
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

CHANNEL:
 BROKER                                        8,121,034.14      97.83                84            97.67
 RETAIL                                          180,500.00       2.17                 2             2.33
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

PROPERTY TYPE:
 CONDOMINIUM                                   1,860,849.16      22.42                27            31.40
 SINGLE FAMILY                                 5,813,848.90      70.03                53            61.63
 TWO-FOUR FAMILY                                 626,836.08       7.55                 6             6.98
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

LIEN POSITION:
 FIRST LIEN                                    8,301,534.14     100.00                86           100.00
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

STATE:
 COLORADO                                        125,400.00       1.51                 1             1.16
 CONNECTICUT                                      84,550.00       1.02                 1             1.16
 FLORIDA                                       6,268,207.98      75.51                65            75.58
 GEORGIA                                         171,900.00       2.07                 2             2.33
 ILLINOIS                                        302,824.55       3.65                 3             3.49
 LOUISIANA                                        43,687.93       0.53                 1             1.16
 MASSACHUSETTS                                   212,715.20       2.56                 1             1.16
 MICHIGAN                                        181,406.39       2.19                 1             1.16
 MISSOURI                                         92,598.79       1.12                 1             1.16
 NEVADA                                          116,479.60       1.40                 1             1.16
 OHIO                                            248,014.27       2.99                 2             2.33
 OKLAHOMA                                         55,100.00       0.66                 1             1.16
 TEXAS                                           398,649.43       4.80                 6             6.98
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

BASE CASE MI:
 HAS MI                                        8,301,534.14     100.00                86           100.00
----------------------------------------------------------------------------------------------------------
TOTAL                                          8,301,534.14     100.00                86           100.00
==========================================================================================================

                                  [AAMES LOGO]

--------------------------------------------------------------------------------



                           $150,000,000 (APPROXIMATE)

                           AAMES MORTGAGE TRUST 2001-1
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
              CLASS A, CLASS A-IO, CLASS M-1, CLASS M-2 AND CLASS B



                            AAMES CAPITAL CORPORATION
                                     SPONSOR



                                 MARCH 12, 2001










GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



PRELIMINARY TERM SHEET                             DATE PREPARED: MARCH 12, 2001

                           $150,000,000 (APPROXIMATE)

                           AAMES MORTGAGE TRUST 2001-1
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1


====================================================================================================================================
                    APPROX        CERTIFICATE        WAL (YRS)          PYMT WINDOW (3)          TRANCHE          EXPECTED RATINGS
CLASS (1)         CLASS SIZE      COUPON (2)       CALL/MAT (3)         CALL/MAT (MOS)            TYPE               MOODY'S/S&P
---------         ----------      -----------      ------------         --------------            ----               -----------
A                $126,000,000         TBD            3.16/3.26            1-133/1-224         Fixed-Senior             Aaa/AAA
A-IO                  (5)             TBD               NA                    NA              Fixed-Senior             Aaa/AAA
M-1               $9,750,000          TBD            6.13/6.35           37-133/37-186          Fixed-Sub              Aa2/AA
M-2               $8,250,000          TBD            6.13/6.29           37-133/37-169          Fixed-Sub               A2/A
B                 $6,000,000          TBD            6.08/6.11           37-133/37-146          Fixed-Sub             Baa2/BBB

TOTAL            $150,000,000
====================================================================================================================================


(1) The Certificates are backed primarily by the cash flows from a pool of fixed rate and adjustable rate mortgage loans (the "MORTGAGE LOANS"). The class sizes are subject to a +/- 10% variance.

(2) The Certificates are subject to a [5%] Clean-up Call (as described herein). The coupon on the Class A, Class M-1, Class M-2 and Class B Certificates will increase by [0.50%] after the first date on which the Clean-up Call is exercisable.

(3)  See "Pricing Prepayment Speed" herein.

(4) All Certificates, other than the Class A-IO Certificates, are subject to the Net WAC Cap.

(5) The Class A-IO Certificates will not receive any principal payments, but will accrue interest on its notional balance, which initially equals $17,466,667 and reduces to $0.00 from month 4 through month 37 and remains at $0.00 thereafter pursuant to the IO Notional Balance Schedule.


Issuer: Aames Mortgage Trust 2001-1.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 ThisPreliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Sponsor: Aames Capital Corporation, a California corporation and a wholly owned subsidiary of Aames Financial Corporation.

Servicer:                   Countrywide Home Loans, Inc. ("COUNTRYWIDE")

Underwriters:               Greenwich Capital Markets, Inc. (Lead and Book
                            Manager), Lehman Brothers (Co), Morgan Stanley (Co) and Countrywide Securities Corporation (Co).

Trustee:                    Bankers Trust Company of California, N.A.

Rating Agencies:            S&P and Moody's.

Statistical Calculation
Date:                       February 15, 2001.

Cut-Off Date:               The close of business on March 1, 2001 or for
                            Mortgage Loans originated after the Cut-Off Date, the origination date of such Mortgage Loans.

Pricing Date:               Week of March 12, 2001.

Closing Date:               On or about March [29], 2001.

Settlement Date:            On or about March [29], 2001.

Distribution Date:          The 25th of each month (or next succeeding business
                            day), beginning April 25, 2001.

Certificates Offered:       The "SENIOR CERTIFICATES" will consist of (i) the
                            Class A (the "CLASS A CERTIFICATES") and Class A-IO
                            Certificates. The "SUBORDINATE CERTIFICATES" will consist of the Class M-1, Class M-2 and Class B
                            Certificates. The Senior Certificates and the
                            Subordinate Certificates are collectively referred to herein as the "CERTIFICATES".

Registration:               The Certificates will be available in book-entry
                            form through DTC and upon request through Euroclear or Clearstream, Luxembourg.

Accrued Interest:           The Certificates will settle with accrued interest.
                            The price to be paid by investors for the Certificates will include accrued interest from March 1, 2001 up to, but not including the Settlement Date (28 days).

Interest Accrual Period:    The interest accrual period for the Certificates
                            with respect to any Distribution Date will be the calendar month preceding such Distribution Date
                            (based on a 360-day year consisting of twelve 30-day months).

Cleanup Call:               On the Distribution Date on which the aggregate
                            principal balance of the Mortgage Loans is equal to or less than [5%] of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "CLEAN-UP CALL DATE"), the
                            Servicer will have the right to call all outstanding
                            Certificates by depositing an amount not less than the sum of (x) 100% of the principal balance of each such Mortgage Loan (other than any REO property whose market value is included pursuant to clause
                            (y) as of the final distribution date), and (y) the fair market value of each REO property (as

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 ThisPreliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                            determined by the Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such repurchase is furnished to certificateholders), plus one month's interest at the interest rate on each such Mortgage Loan including any Mortgage Loan as to which title to the underlying mortgage property has been acquired by the Trust less any payments of principal and interest received during the related collection period in respect of such Mortgage Loans.

Denominations:              $25,000 minimum; increments of $1,000.

Federal Tax Status:         The Certificates will be treated as REMIC regular
                            interest for Federal income tax purposes.

ERISA: The Certificates are expected to be "ERISA" eligible.

SMMEA: The Certificates will NOT constitute "mortgage related securities" for purposes of SMMEA.

Pricing Prepayment
Speed: Fixed rate Mortgage Loans: 115% of PPC (100% PPC is equal to 4% - 20% CPR over 12 months)

                            Adjustable rate Mortgage Loans: 27% CPR

Mortgage Loans:             As of the Statistical Calculation Date, the
                            aggregate principal balance of the Mortgage Loans described herein was approximately $115,884,011 (the
                            "STATISTICAL CALCULATION MORTGAGE LOANS").

                            On or prior to the Closing Date, additional mortgage loans of approximately $34,115,989 having similar characteristics to the Statistic Calculation Mortgage Loans will be added to the Trust (the "ADDITIONAL MORTGAGE LOANS", and together with the Statistical Calculation Mortgage Loans, the "MORTGAGE LOANS").

Collateral Description:     For further information, please see the attached
                            collateral term sheet.

Net WAC Cap:                As to any Distribution Date, a per annum rate equal
                            to:
                            (i)    the weighted average gross rate of the
                                   Mortgage Loans less servicing, mortgage
                                   insurance and trustee fee rates; minus
                            (ii)   the certificate rate on the Class A-IO
                                   Certificates multiplied by a fraction equal to:
                                   (a) the notional balance of the Class A-IO
                                       Certificates prior to such Distribution
                                       Date divided by
                                   (b) the balance of the Mortgage Loans.

Supplemental Interest
Amount: As to any Distribution Date and the Senior and Subordinate Certificates, the sum of
                            (i) the excess, if any, of interest due such Certificates (without regard to the Net WAC
                                   Cap) over interest due such Certificates at a rate equal to the Net WAC Cap;
                            (ii) any Supplemental Interest Amount remaining unpaid from prior Distribution Dates; and
                            (iii) interest on the amount in clause (ii) at the related certificate rate (without regard to the Net WAC Cap);

Credit Enhancement:         Credit enhancement for the Certificates will consist
                            of (i) Excess Interest Collections, (ii)
                            Overcollateralization and (iii) the subordination of Certificates with lower payment priorities.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 ThisPreliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


PMI Policy:                 As of the Statistical Calculation Date,
                            approximately [7.16]% of the Statistical Calculation
                            Mortgage Loans are covered by a primary mortgage insurance policy from MGIC. For each of the Mortgage
                            Loans covered under the policy, MGIC provides mortgage insurance coverage down to 67% of the value of the related mortgage property.

Excess
Interest Collections:       For each Distribution Date, the interest collections
                            from the Mortgage Loans minus the sum of (i) the interest paid on the Certificates and (ii) the servicing, trustee and mortgage insurance fees paid in respect of the Mortgage Loans.

Overcollateralization:      The Certificateholders will be entitled to receive
                            distributions of Excess Interest Collections as principal until the overcollateralization amount equals the Required Overcollateralization Amount.
                            This distribution of interest as principal will have the effect of accelerating the amortization of the Certificates relative to the underlying Mortgage
                            Loans. On any Distribution Date, the
                            Overcollateralization Amount will be the amount by which the balance of the Mortgage Loans (the
                            "Mortgage Loan Balance") exceeds the balance of the Certificates (the "Certificate Principal Balance").
                            On any Distribution Date on which the Mortgage Loan
                            Balance does not exceed the Certificate Principal
                            Balance by the Required Overcollateralization
                            Amount, Excess Interest Collections will be distributed as principal to the Certificateholders to increase the overcollateralization amount to the Required Overcollateralization Amount.

Required Overcollateralization
Amount: On any Distribution Date on which a Delinquency Event or a Cumulative Loss Event has not occurred, the Required Overcollateralization Amount is equal to:
                            (i) prior to the Stepdown Date, [3.00%] of the initial Mortgage Loan Balance;
                            (ii) on or after the Stepdown Date, the greater of:
                                   (a) the lesser of:
                                       (x) [3.00%] of the initial Mortgage Loan
                                           Balance; and
                                       (y) [6.00%] of the current balance of the
                                           Mortgage Loans;
                                   (b) 0.50% of the initial balance of the
                                       Certificates (the "OC FLOOR").

                            On any Distribution Date on which a Delinquency Event or a Cumulative Loss Event has occurred, the Required Overcollateralization Amount is equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

Subordination
Required Overcollateralization
Amount: On any Distribution Date on which a Delinquency Event or a Cumulative Loss Event has not occurred, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount exclusive of the OC Floor calculation, otherwise the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount.

Delinquency Event:          The three-month rolling average of the percentage of
                            Mortgage Loans 60+ days delinquent exceeds [50%] of the percentage equal to the credit enhancement provided to the Senior Certificates.




Cumulative Loss Event:      For any Distribution Date in the applicable period
                            below, if cumulative losses on the Mortgage

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 ThisPreliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



                            Loans exceed the applicable percentage of the aggregate initial balance of the Mortgage Loans:

                                  Distribution Periods        Percentage
                                  --------------------        ----------
                                        37-48                   [3.50]%
                                        49-60                   [4.00]%
                                        After 60                [4.50]%

Stepdown Date:              The later to occur of
                            (x)    the earlier of:
                                   (a) the Distribution Date occurring in April
                                       2004; and
                                   (b) the Distribution Date on which the
                                       aggregate balance of the Class A
                                       Certificates is  reduced to zero; and
                            (y)    the first Distribution Date on which the pool
                                   balance has been reduced to 50% of the
                                   Mortgage Loan Balance as of the Cut-off Date.

Subordination Increase
Amount: As to any Distribution Date the lesser of the Subordination Deficiency and Excess Interest Collections.

Subordination
Deficiency:                 As to any Distribution Date, the excess, if any, of
                            the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage
                            Loans (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:           As to any Distribution Date, the lesser of (i) the
                            principal payments received on the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required
                            Overcollateralization Amount (assuming 100% of the distribution of principal payments received on the Mortgage Loans is distributed to the Certificates).

Priority of Distributions:  Available Funds will be distributed in the following order of priority, in each case, to the extent of funds remaining:

                            1. To the Servicer, the Trustee and the PMI Insurer, the related fees;
                            2. To the Senior Certificates, concurrently, the related Accrued Certificate Interest and any Interest Carry Forward Amount for such Class of Certificates for such Distribution Date;
                            3. Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the Accrued Certificate Interest;
                            4. To the Class A Certificates, the Senior Principal Distribution Amount for such Distribution Date, excluding any Subordination Increase Amount;
                            5. Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related principal distribution amount due (until the related required credit enhancement level is met), excluding any Subordination Increase Amounts;
                            6.     To the Certificates, the related
                                   Subordination Increase Amount, distributed in the order of priorities set forth in 4 and 5 above;
                            7. To the holders of the Class M-1 Certificates, in an amount equal to the Interest Carry Forward Amount for such class;
                            8. To the holders of the Class M-1 Certificates, in an amount equal to the Realized Loss Amount allocable to the Class M-1
                                   Certificates:
                            9. To the holders of the Class M-2 Certificates, in an amount equal to the Interest Carry Forward Amount for such class;

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 ThisPreliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                            10. To the holders of the Class M-2 Certificates, in an amount equal to the Realized Loss Amount allocable to the Class M-2
                                   Certificates:

                            11. To the holders of the Class B Certificates, in an amount equal to the Interest Carry Forward Amount for such class;

                            12. To the holders of the Class B Certificates, in an amount equal to the Realized Loss Amount allocable to the Class B Certificates:

                            13. Sequentially, to the Class A, Class M-1, Class M-2 and Class B Certificates, in that order, the related Supplemental Interest Amount;

                            14.    To the Trustee, reimbursement for any
                                   expenses incurred by a servicing transfer related to the resignation or termination of the Servicer;

                            15.    To Class C Certificates, the related amounts;

                            16. To the residual certificates, any remaining amounts.

                            On any Distribution Date, any shortfalls resulting from the application of the Relief Act and any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest paid by the Servicer will be allocated, first, to the interest distribution amount with respect to the Class C Certificates, and thereafter, to the Accrued Certificate Interest with respect to the Senior Certificates and Subordinate Certificates on a pro rata basis based on the respective amounts of interest accrued on such Certificates for such Distribution Date. THE HOLDERS OF THE OFFERED CERTIFICATES WILL NOT BE ENTITLED TO REIMBURSEMENT FOR ANY SUCH INTEREST SHORTFALLS.

Interest Shortfall          As to any Class of Certificates and any Distribution
                            Date, is the amount equal to the sum of Relief Act
                            Shortfalls and Prepayment Interest Shortfalls.

Accrued Certificate
Interest:                   As to any Distribution Date and for any Class of
                            Certificates, the amount of interest due thereon in respect of any Interest Period at the applicable pass-through rate, less the related pro rata share of Interest Shortfalls.

Interest Carry Forward
Amount: As to any Distribution Date and for any Class of Certificates, the amount, if any, by which (i) the Accrued Certificate Interest on such Class for the preceding Distribution Date plus any outstanding Interest Carry Forward Amount with respect to such Class from the second preceding Distribution Date (together with interest on such outstanding Interest Carry Forward Amount at the related pass-through rate for the related Interest Period to the extent lawful) exceeds (ii) the amount of interest actually distributed to the holders of such Certificates on such preceding Distribution Date.

Principal Distribution
Amount: As to any Distribution Date, the lesser of: (i) the balance of the Certificates prior to such Distribution Date and (ii) the sum of (a) principal from the Mortgage Loans less any Excess OC Amount and (b) the Subordination Increase Amount.

Senior Principal
Distribution Amount:        As to any Distribution Date prior to the Stepdown
                            Date or during the continuation of a Delinquency
                            Event, the lesser of (i) 100% of the Principal
                            Distribution Amount and (ii) the balance of the Class A Certificates.

                            As to any other Distribution Date, an amount equal to the excess, if any, of (i) the balance of the

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 ThisPreliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                            Class A Certificates prior to such Distribution Date over (ii) the lesser of (a) [68.00%] of the balance of the Mortgage Loans as of the end of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date and (b) the balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

Class M-1 Principal
Distribution Amount:        As to any Distribution Date on or after the Stepdown
                            Date, (x) 100% of the Principal Distribution Amount if the balance of the Class A Certificates has been reduced to zero and a Delinquency Event exists, or
                            (y) if a Delinquency Event is not in effect, the excess of

                            (1)    the sum of
                                   (A) the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the
                                        applicable Distribution Date, and
                                   (B)  the class principal balance of the Class
                                        M-1 Certificates immediately prior to
                                        the applicable Distribution Date

                            Over (2) the lesser of

                                   (A) [81%] of the Mortgage Loan Balance as of the last day of the related Due Period less the Subordination Required Overcollateralization Amount for that Distribution Date, and
                                   (B)  the balance of the Mortgage Loans as of
                                        the last day of the related Due Period
                                        minus the OC Floor.

Class M-2 Principal
Distribution Amount:        As to any Distribution Date on or after the Stepdown
                            Date, (x) 100% of the Principal Distribution Amount if the aggregate balance of the Class A Certificates and Class M-1 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of

                            (1)    the sum of

                                   (A) the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,
                                   (B) the aggregate class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for
                                        the applicable Distribution Date, and
                                   (C)  the class principal balance of the Class
                                        M-2 Certificates immediately prior to
                                        the applicable Distribution Date

                            Over (2) the lesser of

                                   (A) [92%] of the Mortgage Loan Balance as of the last day of the related Due Period less the Subordination Required Overcollateralization Amount for that Distribution Date, and
                                   (B)  the balance of the Mortgage Loans as of
                                        the last day of the related Due Period
                                        minus the OC Floor.


Class B Principal

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 ThisPreliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Distribution Amount:        As to any Distribution Date on or after the Stepdown
                            Date, (x) 100% of the Principal Distribution Amount if the aggregate balance of the Class A and Class M
                            Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency
                            Event is not in effect, the excess of

                            (1)    the sum of

                                   (A) the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,
                                   (B) the aggregate class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and
                                   (C) the aggregate class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date
                                   (D) the class principal balance of the Class B Certificates immediately prior to the applicable Distribution Date

                            Over (2) the lesser of

                                   (A)  [100%] of the Mortgage Loan Balance as
                                        of the last day of the related Due
                                        Period less the Subordination Required
                                        Overcollateralization Amount for that
                                        Distribution Date, and
                                   (B)  the balance of the Mortgage Loans as of
                                        the last day of the related Due Period
                                        minus the OC Floor.

Allocation of Losses:       Losses not covered by the available credit
                            enhancement will be allocated in the reverse order of payment priority (first to the Class B, then the Class M-2 and then the Class M-1 Certificates).

Class IO Notional
Balance Schedule:           The notional balance of the Class IO Certificates
                            will be equal to the lesser of (a) the balance of the Mortgage Loans and (b) the balance indicated in the schedule provided below.

                                 DISTRIBUTION MONTH        NOTIONAL BALANCE
                                 ------------------        ----------------
                                 1 to 3                         $17,466,667
                                 4 to 6                          16,920,833
                                 7 to 9                          16,375,000
                                 10 to 12                        15,829,167
                                 13 to 15                        15,283,333
                                 16 to 18                        14,191,667
                                 19 to 21                        13,100,000
                                 22 to 24                        12,008,333
                                 25 to 27                         9,825,000
                                 28 to 30                         8,733,333
                                 31 to 33                         7,641,667
                                 34 to 36                         7,095,833
                                 37 and after                             0

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Monthly Advance and
Compensating Interest:      Each month the Servicer will determine the amount of
                            any unpaid interest due on the Mortgage Loans. If the Servicer believes that unpaid interest can be recovered from the related Mortgage Loan, then the Servicer will either:
                            o      Advance the unpaid interest to the trust out
                                   of its own funds; or
                            o      Advance the unpaid interest to the Trust out
                                   of collections on the Mortgage Loans that are not required to be distributed on the related Distribution Date.

                            The Servicer is required to reimburse the Trust for amounts advanced from trust collections on the next deposit date.

                            The Servicer will provide to the Trust the amount of any shortfall in the anticipated collection of interest on a Mortgage Loan that is caused by a full or partial prepayment of any Mortgage Loan generally up to the amount of [one-half] of the Servicer's Monthly Servicing Fee without any right of reimbursement ("COMPENSATING INTEREST").

                            The Servicer shall be entitled to be reimbursed by the Trust for servicing advances from the related Mortgage Loan in respect of which the servicing advance was made.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                  YIELD TABLES

CLASS A TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------
        FLAT              FRM:0% PPC     FRM:50% PPC     FRM:85% PPC    FRM:115% PPC    FRM:150% PPC    FRM:175% PPC   FRM:200% PPC
        PRICE             ARM:0% CPR     ARM:15% CPR     ARM:22% CPR     ARM:27% CPR     ARM:35% CPR     ARM:40% CPR    ARM:45% CPR
====================================================================================================================================
   100-00                      6.365           6.319           6.288           6.259           6.220           6.188          6.150
====================================================================================================================================
 WAL (YR)                      18.00            6.50            4.27            3.26            2.50            2.09           1.75
 MDUR (YR)                      9.68            4.54            3.29            2.65            2.12            1.82           1.56
 FIRST PRIN PAY             04/25/01        04/25/01        04/25/01        04/25/01        04/25/01        04/25/01       04/25/01
 LAST PRIN PAY              03/25/31        01/25/30        01/25/25        11/25/19        07/25/15        05/25/13       08/25/11
------------------------------------------------------------------------------------------------------------------------------------

CLASS M-1 TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------
        FLAT              FRM:0% PPC     FRM:50% PPC     FRM:85% PPC    FRM:115% PPC    FRM:150% PPC    FRM:175% PPC   FRM:200% PPC
        PRICE             ARM:0% CPR     ARM:15% CPR     ARM:22% CPR     ARM:27% CPR     ARM:35% CPR     ARM:40% CPR    ARM:45% CPR
====================================================================================================================================
   100-00                      7.272           7.256           7.239           7.223           7.206           7.199          7.198
====================================================================================================================================
 WAL (YR)                      26.64           12.86            8.41            6.35            5.08            4.70           4.65
 MDUR (YR)                     11.48            7.75            5.83            4.75            4.02            3.81           3.81
 FIRST PRIN PAY             05/25/23        04/25/07        01/25/05        04/25/04        07/25/04        10/25/04       12/25/04
 LAST PRIN PAY              02/25/31        04/25/28        05/25/21        09/25/16        01/25/13        03/25/11       10/25/09
------------------------------------------------------------------------------------------------------------------------------------

CLASS M-2 TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------
        FLAT              FRM:0% PPC     FRM:50% PPC     FRM:85% PPC    FRM:115% PPC    FRM:150% PPC    FRM:175% PPC   FRM:200% PPC
        PRICE             ARM:0% CPR     ARM:15% CPR     ARM:22% CPR     ARM:27% CPR     ARM:35% CPR     ARM:40% CPR    ARM:45% CPR
====================================================================================================================================
   100-00                      7.665           7.647           7.628           7.609           7.589           7.579          7.572
====================================================================================================================================
 WAL (YR)                      26.63           12.79            8.32            6.29            4.96            4.45           4.18
 MDUR (YR)                     11.07            7.55            5.71            4.66            3.90            3.60           3.43
 FIRST PRIN PAY             05/25/23        04/25/07        01/25/05        04/25/04        05/25/04        06/25/04       07/25/04
 LAST PRIN PAY              01/25/31        01/25/27        09/25/19        04/25/15        12/25/11        04/25/10       01/25/09
------------------------------------------------------------------------------------------------------------------------------------

CLASS B TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------
        FLAT              FRM:0% PPC     FRM:50% PPC     FRM:85% PPC    FRM:115% PPC    FRM:150% PPC    FRM:175% PPC   FRM:200% PPC
        PRICE             ARM:0% CPR     ARM:15% CPR     ARM:22% CPR     ARM:27% CPR     ARM:35% CPR     ARM:40% CPR    ARM:45% CPR
====================================================================================================================================
      97-01                    7.939           8.046           8.157           8.259           8.372           8.436          8.486
====================================================================================================================================
 WAL (YR)                      26.61           12.52            8.09            6.11            4.78            4.25           3.90
 MDUR (YR)                     10.85            7.40            5.56            4.53            3.76            3.43           3.21
 FIRST PRIN PAY             05/25/23        04/25/07        01/25/05        04/25/04        04/25/04        05/25/04       05/25/04
 LAST PRIN PAY              11/25/30        09/25/24        03/25/17        05/25/13        06/25/10        01/25/09       12/25/07
------------------------------------------------------------------------------------------------------------------------------------

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                  YIELD TABLES

CLASS A TO CALL
------------------------------------------------------------------------------------------------------------------------------------
        FLAT             FRM:0% PPC    FRM:50% PPC     FRM:85% PPC    FRM:115% PPC     FRM:150% PPC    FRM:175% PPC    FRM:200% PPC
        PRICE            ARM:0% CPR    ARM:15% CPR     ARM:22% CPR     ARM:27% CPR      ARM:35% CPR     ARM:40% CPR     ARM:45% CPR
====================================================================================================================================
   100-00                     6.365          6.316           6.279           6.247            6.206           6.172           6.131
====================================================================================================================================
 WAL (YR)                     17.99           6.38            4.14            3.16             2.42            2.02            1.69
 MDUR (YR)                     9.67           4.51            3.24            2.61             2.07            1.78            1.52
 FIRST PRIN PAY            04/25/01       04/25/01        04/25/01        04/25/01         04/25/01        04/25/01        04/25/01
 LAST PRIN PAY             09/25/30       12/25/22        10/25/15        04/25/12         08/25/09        04/25/08        04/25/07
------------------------------------------------------------------------------------------------------------------------------------

CLASS M-1 TO CALL
------------------------------------------------------------------------------------------------------------------------------------
        FLAT             FRM:0% PPC    FRM:50% PPC     FRM:85% PPC    FRM:115% PPC     FRM:150% PPC    FRM:175% PPC    FRM:200% PPC
        PRICE            ARM:0% CPR    ARM:15% CPR     ARM:22% CPR     ARM:27% CPR      ARM:35% CPR     ARM:40% CPR     ARM:45% CPR
====================================================================================================================================
   100-00                     7.272          7.252           7.231           7.211            7.192           7.185           7.185
====================================================================================================================================
 WAL (YR)                     26.61          12.56            8.12            6.13             4.91            4.55            4.53
 MDUR (YR)                    11.48           7.69            5.74            4.66             3.94            3.72            3.73
 FIRST PRIN PAY            05/25/23       04/25/07        01/25/05        04/25/04         07/25/04        10/25/04        12/25/04
 LAST PRIN PAY             09/25/30       12/25/22        10/25/15        04/25/12         08/25/09        04/25/08        04/25/07
------------------------------------------------------------------------------------------------------------------------------------

CLASS M-2 TO CALL
------------------------------------------------------------------------------------------------------------------------------------
        FLAT             FRM:0% PPC    FRM:50% PPC     FRM:85% PPC    FRM:115% PPC     FRM:150% PPC    FRM:175% PPC    FRM:200% PPC
        PRICE            ARM:0% CPR    ARM:15% CPR     ARM:22% CPR     ARM:27% CPR      ARM:35% CPR     ARM:40% CPR     ARM:45% CPR
====================================================================================================================================
   100-00                     7.665          7.644           7.622           7.601            7.579           7.568           7.562
====================================================================================================================================
 WAL (YR)                     26.61          12.56            8.12            6.13             4.84            4.35            4.09
 MDUR (YR)                    11.06           7.51            5.65            4.60             3.84            3.54            3.38
 FIRST PRIN PAY            05/25/23       04/25/07        01/25/05        04/25/04         05/25/04        06/25/04        07/25/04
 LAST PRIN PAY             09/25/30       12/25/22        10/25/15        04/25/12         08/25/09        04/25/08        04/25/07
------------------------------------------------------------------------------------------------------------------------------------

CLASS B TO CALL
------------------------------------------------------------------------------------------------------------------------------------
        FLAT             FRM:0% PPC    FRM:50% PPC     FRM:85% PPC    FRM:115% PPC     FRM:150% PPC    FRM:175% PPC    FRM:200% PPC
        PRICE            ARM:0% CPR    ARM:15% CPR     ARM:22% CPR     ARM:27% CPR      ARM:35% CPR     ARM:40% CPR     ARM:45% CPR
====================================================================================================================================
      97-01                   7.939          8.046           8.157           8.259            8.373           8.437           8.486
====================================================================================================================================
 WAL (YR)                     26.60          12.48            8.06            6.08             4.76            4.23            3.89
 MDUR (YR)                    10.85           7.39            5.55            4.52             3.75            3.42            3.20
 FIRST PRIN PAY            05/25/23       04/25/07        01/25/05        04/25/04         04/25/04        05/25/04        05/25/04
 LAST PRIN PAY             09/25/30       12/25/22        10/25/15        04/25/12         08/25/09        04/25/08        04/25/07
------------------------------------------------------------------------------------------------------------------------------------

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                          MORTGAGE LOAN CHARACTERISTICS
                             AS OF THE CUT-OFF DATE

TOTAL ORIGINAL BALANCE:   115,929,505.26
TOTAL CURRENT BALANCE:    115,884,011.33

NUMBER OF LOANS:                   1,585

                              AVG/WAVG              MIN           MAX
AVG CURRENT BALANCE:          $73,112.94         $9,956.10    $500,000.00
AVG ORIGINAL BALANCE:         $73,141.64        $10,000.00    $500,000.00
AVG COLLATERAL BALANCE:      $112,433.52        $20,000.00    $792,000.00

WAVG GROSS COUPON:               10.8580%           7.4600        16.8750%
WAVG GROSS MARGIN:                6.5870%           5.0000         8.1250%
WAVG MAX INT RATE:               16.6149%          14.9900        19.9900%
WAVG MIN INT RATE:               10.6149%           8.9900        13.9900%
WAVG FIRST PER CAP:               3.0000%           3.0000         3.0000%
WAVG PERIODIC RATE CAP:           1.0000%           1.0000         1.0000%

WAVG COMBINED ORIG. LTV            74.96%             9.90         100.00%

WAVG FICO SCORE:                  595.71              0.00         787.00

WAVG ORIGINAL TERM:               333.76 months      60.00         360.00 months
WAVG REMAINING TERM:              333.24 months      60.00         360.00 months
WAVG SEASONING:                     0.52 months       0.00          13.00 months

WAVG RATE ADJ FREQ:                 6.00 months       6.00           6.00 months
WAVG 1ST RATE ADJ FREQ:            36.00 months      36.00          36.00 months
WAVG MONTHS TO ROLL:               35.49 months      34.00          37.00 months

PREPAYMENT PENALTY BREAKDOWN ($): 73.66% Prepayment Penalty, 26.34% No
                                  Prepayment Penalty

TOP STATE CONCENTRATIONS ($): 19.63% California, 13.83% Texas, 10.80% Florida MAXIMUM ZIP CODE CONCENTRATION ($): 0.64% 90805 (Lakewood, CA)

FIRST PAY DATE:                                 Feb 01, 2000      Apr 01, 2001
NEXT DUE DATE:                                  Jan 01, 2001      May 01, 2001
RATE CHANGE DATE:                               Dec 01, 2003      Mar 01, 2004
MATURE DATE:                                    Feb 01, 2006      Mar 01, 2031

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                  CURRENT
PRODUCT:                       PRINCIPAL BAL    PCT($)    # OF LOANS     PCT(#)
--------                       -------------    ------    ----------     ------
 3/27 6 MONTH LIBOR ARM        11,553,928.64      9.97         110         6.94
 FIXED RATE                   104,330,082.69     90.03       1,475        93.06
--------------------------------------------------------------------------------
TOTAL                         115,884,011.33    100.00       1,585       100.00
================================================================================

                                  CURRENT
CURRENT BALANCE:               PRINCIPAL BAL    PCT($)    # OF LOANS     PCT(#)
----------------               -------------    ------    ----------     ------
     9,956 -  50,000           22,383,604.10     19.32         651        41.07
    50,001 - 100,000           43,974,304.58     37.95         622        39.24
   100,001 - 150,000           23,244,275.17     20.06         190        11.99
   150,001 - 200,000           12,066,229.55     10.41          69         4.35
   200,001 - 250,000            7,024,617.56      6.06          31         1.96
   250,001 - 300,000            2,424,462.47      2.09           9         0.57
   300,001 - 350,000            2,652,827.76      2.29           8         0.50
   350,001 - 400,000            1,162,911.98      1.00           3         0.19
   450,001 - 500,000              950,778.16      0.82           2         0.13
--------------------------------------------------------------------------------
TOTAL                         115,884,011.33    100.00       1,585       100.00
================================================================================

                                  CURRENT
GROSS COUPON:                  PRINCIPAL BAL    PCT($)    # OF LOANS     PCT(#)
-------------                  -------------    ------    ----------     ------
  7.460 -  7.500                   97,500.00      0.08           1         0.06
  7.501 -  8.000                1,185,668.14      1.02          10         0.63
  8.001 -  8.500                2,040,590.11      1.76          20         1.26
  8.501 -  9.000                6,643,637.60      5.73          60         3.79
  9.001 -  9.500               11,053,562.81      9.54          98         6.18
  9.501 - 10.000               18,811,159.76     16.23         199        12.56
 10.001 - 10.500               16,794,851.77     14.49         205        12.93
 10.501 - 11.000               16,700,161.76     14.41         208        13.12
 11.001 - 11.500               11,229,384.01      9.69         161        10.16
 11.501 - 12.000                9,481,543.66      8.18         169        10.66
 12.001 - 12.500                5,551,856.46      4.79          94         5.93
 12.501 - 13.000                5,872,750.08      5.07         117         7.38
 13.001 - 13.500                4,089,605.75      3.53          82         5.17
 13.501 - 14.000                3,096,472.68      2.67          73         4.61
 14.001 - 14.500                1,605,938.41      1.39          42         2.65
 14.501 - 15.000                1,427,868.01      1.23          40         2.52
 15.001 - 15.500                  103,150.00      0.09           3         0.19
 15.501 - 16.000                   70,341.61      0.06           2         0.13
 16.501 - 16.875                   27,968.71      0.02           1         0.06
--------------------------------------------------------------------------------
TOTAL                         115,884,011.33    100.00       1,585       100.00
================================================================================

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



                             CURRENT
GROSS MARGIN:             PRINCIPAL BAL     PCT($)      # OF LOANS      PCT(#)
-------------             -------------     ------      ----------      ------
  4.990 - 5.000               34,434.60       0.30             1          0.91
  5.001 - 5.500              131,500.00       1.14             2          1.82
  5.501 - 6.000              744,177.22       6.44             8          7.27
  6.001 - 6.500            1,843,720.46      15.96            19         17.27
  6.501 - 7.000            8,209,214.18      71.05            75         68.18
  7.001 - 7.500              386,022.18       3.34             3          2.73
  7.501 - 8.000               90,860.00       0.79             1          0.91
  8.001 - 8.125              114,000.00       0.99             1          0.91
-------------------------------------------------------------------------------
TOTAL                     11,553,928.64     100.00           110        100.00
===============================================================================

                             CURRENT
MAX INT RATE:             PRINCIPAL BAL     PCT($)      # OF LOANS      PCT(#)
-------------             -------------     ------      ----------      ------
 14.990 - 15.000              78,457.03       0.68             1          0.91
 15.001 - 15.500             462,537.76       4.00             3          2.73
 15.501 - 16.000             744,359.20       6.44             7          6.36
 16.001 - 16.500           4,921,413.58      42.60            50         45.45
 16.501 - 17.000           3,026,236.72      26.19            26         23.64
 17.001 - 17.500           1,479,251.29      12.80            14         12.73
 17.501 - 18.000             544,214.27       4.71             6          5.45
 18.001 - 18.500             206,598.79       1.79             2          1.82
 19.501 - 19.990              90,860.00       0.79             1          0.91
-------------------------------------------------------------------------------
TOTAL                     11,553,928.64     100.00           110        100.00
===============================================================================

                             CURRENT
MIN INT RATE:             PRINCIPAL BAL     PCT($)      # OF LOANS      PCT(#)
-------------             -------------     ------      ----------      ------
  8.990 -  9.000              78,457.03       0.68             1          0.91
  9.001 -  9.500             462,537.76       4.00             3          2.73
  9.501 - 10.000             744,359.20       6.44             7          6.36
 10.001 - 10.500           4,921,413.58      42.60            50         45.45
 10.501 - 11.000           3,026,236.72      26.19            26         23.64
 11.001 - 11.500           1,479,251.29      12.80            14         12.73
 11.501 - 12.000             544,214.27       4.71             6          5.45
 12.001 - 12.500             206,598.79       1.79             2          1.82
 13.501 - 13.990              90,860.00       0.79             1          0.91
-------------------------------------------------------------------------------
TOTAL                     11,553,928.64     100.00           110        100.00
===============================================================================

                             CURRENT
INITIAL RATE CAP:         PRINCIPAL BAL     PCT($)      # OF LOANS      PCT(#)
-----------------         -------------     ------      ----------      ------
  3.000                   11,553,928.64     100.00           110        100.00
-------------------------------------------------------------------------------
TOTAL                     11,553,928.64     100.00           110        100.00
===============================================================================

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                               CURRENT
SUBSEQUENT RATE CAP:        PRINCIPAL BAL     PCT($)     # OF LOANS      PCT(#)
--------------------        -------------     ------     ----------      ------
  1.000                     11,553,928.64     100.00          110        100.00
--------------------------------------------------------------------------------
TOTAL                       11,553,928.64     100.00          110        100.00
================================================================================

                               CURRENT
NEXT ADJUSTMENT:            PRINCIPAL BAL     PCT($)     # OF LOANS      PCT(#)
----------------            -------------     ------     ----------      ------
 DECEMBER 2003                 114,271.86       0.99            1          0.91
 JANUARY 2004                6,438,931.96      55.73           56         50.91
 FEBRUARY 2004               4,177,267.82      36.15           44         40.00
 MARCH 2004                    823,457.00       7.13            9          8.18
--------------------------------------------------------------------------------
TOTAL                       11,553,928.64     100.00          110        100.00
================================================================================

                               CURRENT
COMBINED ORIG. LTV:         PRINCIPAL BAL     PCT($)     # OF LOANS      PCT(#)
-------------------         -------------     ------     ----------      ------
   9.90 -  10.00                10,000.00       0.01            1          0.06
  10.01 -  15.00                36,925.67       0.03            2          0.13
  15.01 -  20.00               354,294.22       0.31           12          0.76
  20.01 -  25.00               450,217.77       0.39           10          0.63
  25.01 -  30.00               425,780.57       0.37           11          0.69
  30.01 -  35.00               627,616.08       0.54           17          1.07
  35.01 -  40.00             1,312,887.28       1.13           31          1.96
  40.01 -  45.00             1,114,005.97       0.96           20          1.26
  45.01 -  50.00             2,030,564.38       1.75           40          2.52
  50.01 -  55.00             1,950,820.98       1.68           30          1.89
  55.01 -  60.00             4,462,565.14       3.85           70          4.42
  60.01 -  65.00             7,080,010.04       6.11          115          7.26
  65.01 -  70.00            12,287,507.87      10.60          184         11.61
  70.01 -  75.00            22,202,647.87      19.16          291         18.36
  75.01 -  80.00            38,176,533.38      32.94          441         27.82
  80.01 -  85.00             6,880,638.06       5.94           88          5.55
  85.01 -  90.00             8,362,240.48       7.22          110          6.94
  90.01 -  95.00             7,216,215.01       6.23           85          5.36
  95.01 - 100.00               902,540.56       0.78           27          1.70
--------------------------------------------------------------------------------
TOTAL                      115,884,011.33     100.00        1,585        100.00
================================================================================

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                 CURRENT
FICO:                         PRINCIPAL BAL     PCT($)    # OF LOANS     PCT(#)
-----                         -------------     ------    ----------     ------
(less than or equal to) 0         41,656.20       0.04           2         0.13
 451 - 500                       661,559.95       0.57          10         0.63
 501 - 550                    17,431,172.85      15.04         292        18.42
 551 - 600                    44,086,663.72      38.04         597        37.67
 601 - 650                    43,098,811.17      37.19         522        32.93
 651 - 700                     7,668,011.83       6.62         121         7.63
 701 - 750                     2,367,873.96       2.04          32         2.02
 751 - 787                       528,261.65       0.46           9         0.57
--------------------------------------------------------------------------------
TOTAL                        115,884,011.33     100.00       1,585       100.00
================================================================================

                                 CURRENT
ORIGINAL TERM:                PRINCIPAL BAL     PCT($)    # OF LOANS     PCT(#)
--------------                -------------     ------    ----------     ------
  60 -  60                        85,000.00       0.07           3         0.19
  97 - 108                        90,000.00       0.08           1         0.06
 109 - 120                       691,880.14       0.60          23         1.45
 169 - 180                    11,561,358.34       9.98         228        14.38
 229 - 240                     6,208,515.09       5.36         146         9.21
 349 - 360                    97,247,257.76      83.92       1,184        74.70
--------------------------------------------------------------------------------
TOTAL                        115,884,011.33     100.00       1,585       100.00
================================================================================

                                 CURRENT
REMAINING TERM:               PRINCIPAL BAL     PCT($)    # OF LOANS     PCT(#)
---------------               -------------     ------    ----------     ------
  60 -  60                        85,000.00       0.07           3         0.19
 103 - 108                        90,000.00       0.08           1         0.06
 115 - 120                       691,880.14       0.60          23         1.45
 175 - 180                    11,561,358.34       9.98         228        14.38
 223 - 228                        11,856.20       0.01           1         0.06
 229 - 234                        69,242.30       0.06           2         0.13
 235 - 240                     6,127,416.59       5.29         143         9.02
 355 - 360                    97,247,257.76      83.92       1,184        74.70
--------------------------------------------------------------------------------
TOTAL                        115,884,011.33     100.00       1,585       100.00
================================================================================

                                 CURRENT
                              PRINCIPAL BAL     PCT($)    # OF LOANS     PCT(#)
ORIG PREPAY TERM:             -------------     ------    ----------     ------
   0                          30,523,163.80      26.34         501        31.61
  12                           7,953,173.84       6.86         100         6.31
  24                             529,904.21       0.46           5         0.32
  36                          18,499,260.51      15.96         228        14.38
  42                             850,372.78       0.73          10         0.63
  60                          57,528,136.19      49.64         741        46.75
--------------------------------------------------------------------------------
TOTAL                        115,884,011.33     100.00       1,585       100.00
================================================================================

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                CURRENT
DOCUMENTATION:               PRINCIPAL BAL     PCT($)     # OF LOANS     PCT(#)
--------------               -------------     ------     ----------     ------
 FULL DOCUMENTATION          98,089,551.86      84.64        1,378        86.94
 LIGHT DOCUMENTATION          6,186,711.25       5.34           80         5.05
 STATED DOCUMENTATION        11,607,748.22      10.02          127         8.01
--------------------------------------------------------------------------------
TOTAL                       115,884,011.33     100.00        1,585       100.00
================================================================================

                                CURRENT
MI:                          PRINCIPAL BAL     PCT($)     # OF LOANS     PCT(#)
---                          -------------     ------     ----------     ------
 HAS MI                       8,301,534.14       7.16           86         5.43
 NO MI                      107,582,477.19      92.84        1,499        94.57
--------------------------------------------------------------------------------
TOTAL                       115,884,011.33     100.00        1,585       100.00
================================================================================

                                CURRENT
CREDIT GRADE:                PRINCIPAL BAL     PCT($)     # OF LOANS     PCT(#)
-------------                -------------     ------     ----------     ------
 A                           18,453,383.11      15.92          236        14.89
 A+                           1,943,140.44       1.68           26         1.64
 A-                          37,095,415.09      32.01          435        27.44
 B                           17,207,192.31      14.85          236        14.89
 B+                          13,055,302.34      11.27          178        11.23
 B-                           4,993,173.40       4.31           76         4.79
 C                           12,034,987.19      10.39          204        12.87
 C+                           5,372,960.41       4.64           83         5.24
 C-                           3,489,700.02       3.01           67         4.23
 D                            2,238,757.02       1.93           44         2.78
--------------------------------------------------------------------------------
TOTAL                       115,884,011.33     100.00        1,585       100.00
================================================================================

                                CURRENT
OCCUPANCY:                   PRINCIPAL BAL     PCT($)     # OF LOANS     PCT(#)
----------                   -------------     ------     ----------     ------
 NON-OWNER                    8,791,301.85       7.59          146         9.21
 PRIMARY                    106,416,357.00      91.83        1,430        90.22
 SECOND HOME                    676,352.48       0.58            9         0.57
--------------------------------------------------------------------------------
TOTAL                       115,884,011.33     100.00        1,585       100.00
================================================================================

                                CURRENT
PREPAYMENT FLAG:             PRINCIPAL BAL     PCT($)     # OF LOANS     PCT(#)
----------------             -------------     ------     ----------     ------
 NO PREPAYMENT PENALTY       30,523,163.80      26.34          501        31.61
 PREPAYMENT PENALTY          85,360,847.53      73.66        1,084        68.39
--------------------------------------------------------------------------------
TOTAL                       115,884,011.33     100.00        1,585       100.00
================================================================================

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                CURRENT
CHANNEL:                      PRINCIPAL BAL     PCT($)    # OF LOANS     PCT(#)
--------                      -------------     ------    ----------     ------
 BROKER                       24,127,026.85      20.82         298        18.80
 NATIONAL LOAN CENTER         10,105,134.04       8.72         112         7.07
 RETAIL                       80,997,976.91      69.90       1,170        73.82
 UNAFFILIATED ORIGINATOR         653,873.53       0.56           5         0.32
--------------------------------------------------------------------------------
TOTAL                        115,884,011.33     100.00       1,585       100.00
================================================================================

                                CURRENT
PROPERTY TYPE:                PRINCIPAL BAL     PCT($)    # OF LOANS     PCT(#)
--------------                -------------     ------    ----------     ------
 CONDOMINIUM                   3,920,101.66       3.38          59         3.72
 SINGLE FAMILY               102,898,676.06      88.79       1,419        89.53
 TWO-FOUR FAMILY               8,775,797.44       7.57         101         6.37
MANUFACTURING HOUSING            289,436.17       0.25           6         0.38
--------------------------------------------------------------------------------
TOTAL                        115,884,011.33     100.00       1,585       100.00
================================================================================

                                CURRENT
LIEN POSITION:                PRINCIPAL BAL     PCT($)    # OF LOANS     PCT(#)
--------------                -------------     ------    ----------     ------
 FIRST LIEN                  112,623,537.54      97.19       1,473        92.93
 SECOND LIEN                   3,260,473.79       2.81         112         7.07
--------------------------------------------------------------------------------
TOTAL                        115,884,011.33     100.00       1,585       100.00
================================================================================

                                CURRENT
STATE:                        PRINCIPAL BAL     PCT($)    # OF LOANS     PCT(#)
------                        -------------     ------    ----------     ------
 ARIZONA                       1,321,656.96       1.14          24         1.51
 ARKANSAS                         76,271.72       0.07           2         0.13
 CALIFORNIA                   22,751,159.66      19.63         198        12.49
 COLORADO                        553,487.94       0.48           7         0.44
 CONNECTICUT                     665,560.30       0.57           8         0.50
 FLORIDA                      12,518,331.04      10.80         152         9.59
 GEORGIA                       1,026,570.33       0.89          14         0.88
 HAWAII                          914,890.40       0.79          11         0.69
 IDAHO                           578,925.46       0.50          10         0.63
 ILLINOIS                      4,879,829.39       4.21          71         4.48
 INDIANA                       1,979,005.32       1.71          34         2.15
 IOWA                          2,000,899.29       1.73          41         2.59
 KANSAS                          111,174.68       0.10           3         0.19
 KENTUCKY                        320,600.00       0.28           6         0.38
 LOUISIANA                       645,239.77       0.56          12         0.76
 MAINE                            80,000.00       0.07           1         0.06
 MARYLAND                        512,828.10       0.44           8         0.50
 MASSACHUSETTS                 1,417,391.84       1.22          11         0.69
 MICHIGAN                      6,689,197.57       5.77         112         7.07
 MINNESOTA                     1,016,277.84       0.88          16         1.01

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



                               CURRENT
STATE (CONTINUED):           PRINCIPAL BAL     PCT($)     # OF LOANS     PCT(#)
------------------           -------------     ------     ----------     ------
 MISSISSIPPI                    581,948.48       0.50            9         0.57
 MISSOURI                     2,620,352.08       2.26           55         3.47
 MONTANA                        786,046.07       0.68            5         0.32
 NEBRASKA                       146,295.59       0.13            4         0.25
 NEVADA                       3,007,236.85       2.60           42         2.65
 NEW HAMPSHIRE                  153,600.00       0.13            1         0.06
 NEW JERSEY                   1,531,189.09       1.32           19         1.20
 NEW MEXICO                      50,500.00       0.04            1         0.06
 NEW YORK                     7,460,414.05       6.44           95         5.99
 NORTH CAROLINA               1,291,418.15       1.11           21         1.32
 OHIO                         6,625,599.09       5.72          110         6.94
 OKLAHOMA                     2,647,609.14       2.28           48         3.03
 OREGON                       1,443,248.23       1.25           17         1.07
 PENNSYLVANIA                 3,893,028.97       3.36           66         4.16
 RHODE ISLAND                   375,000.00       0.32            4         0.25
 SOUTH CAROLINA                 431,072.59       0.37            5         0.32
 SOUTH DAKOTA                    44,886.34       0.04            1         0.06
 TENNESSEE                    2,271,086.52       1.96           41         2.59
 TEXAS                       16,023,160.38      13.83          245        15.46
 UTAH                           770,856.21       0.67           10         0.63
 VIRGINIA                       777,255.45       0.67            9         0.57
 WASHINGTON                   2,296,088.01       1.98           25         1.58
 WEST VIRGINIA                  107,467.98       0.09            2         0.13
 WISCONSIN                      393,387.76       0.34            8         0.50
 WYOMING                         95,966.69       0.08            1         0.06
--------------------------------------------------------------------------------
TOTAL                       115,884,011.33     100.00        1,585       100.00
================================================================================

GREENWICH CAPITAL
--------------------------------------------------------------------------------